Exhibit 10.5

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 19, 2016 (this “Amendment”), is entered into among GREENBRIER LEASING COMPANY LLC, an Oregon limited liability company (the “Borrower”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 20, 2014 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments.

(a)	The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit 2.06 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

(b)	The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Term Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit 2.02 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Parent Credit Facility” means that certain Third Amended and Restated Credit Agreement, dated as of October 29, 2015 among the Parent, the guarantors from time to time party thereto, the lenders from time to time party thereto and Bank of America as administrative agent (including, without limitation, any guarantee agreements and security documents and other documentation entered into in connection therewith), as any such agreement or facility may be amended (including any amendment and restatement thereof), restated, supplemented, refinanced, replaced (in whole or in part), or otherwise modified in writing from time to time, including any agreement (including any subsequent agreement or agreements) exchanging, extending the maturity of, refinancing, renewing, replacing, substituting or otherwise restructuring, whether in the bank or debt capital markets or otherwise (or combination thereof) (including increasing the amount of available borrowings thereunder or adding or removing borrowers or guarantors thereunder) and whether in whole or in part, all or any portion of the Indebtedness under such agreement or facility or any successor or replacement agreement or facility (including, without limitation, any guarantee agreements and security documents and other documentation entered into in connection therewith).

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, controller, secretary or assistant secretary, treasurer or assistant treasurer of the Borrower and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the Borrower so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the Borrower designated in or pursuant to an agreement between the Borrower and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower.

(c)	Subclause (b) of the definition of “Change of Control” is hereby amended to read as follows:

(b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

(d)	The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

Notwithstanding the foregoing, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(e)	The definition of “Consolidated Funded Indebtedness” is hereby amended to add the following sentence at the end thereof:

Notwithstanding the foregoing, for so long as neither the Borrower nor any of its Subsidiaries is designated as a “borrower” or an “issuer” under the Parent Credit Facility, all Indebtedness and other obligations (whether consisting of guarantees or otherwise) in respect of the Parent Credit Facility shall be excluded from the definition of Consolidated Funded Indebtedness.

(f)	Section 2.02(a) of the Credit Agreement is hereby amended to read as follows:

(a) Each Borrowing, each conversion of Term Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent which may be given by: (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice. Each Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term Loans that are Eurocurrency Rate Loans or of any conversion of any such Eurocurrency Rate Loans to Base Rate Loans, and (ii) on the Closing Date for the Borrowing of Term Loans that are Base Rate Loans. Notwithstanding the foregoing, if the Borrower wishes to request Eurocurrency Rate Loans having an Interest Period other than seven (7) days, one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. (i) four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., on the applicable Business Day specified in the immediately preceding sentence for which a request for such a Borrowing, conversion or continuation must be received, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Term Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Term Loans to be borrowed, converted or continued, (iv) the Type of Term Loans to be borrowed or to which existing Term Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Term Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans shall be made as, or converted to, Base Rate Loans. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a conversion to, or continuation of Eurocurrency Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(g)	The first sentence in Section 2.06(a) of the Credit Agreement is hereby amended to read as follows:

The Borrower may, upon delivery of a Notice of Loan Prepayment from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay the Loans in whole or in part without premium or penalty; provided that such notice must be received by the Administrative Agent not later than 10:00 a.m. (i) three Business Days prior to the requested date of prepayment of Eurocurrency Rate Loans and (ii) on the requested date of prepayment of Base Rate Loans.

(h)	The following sentence is hereby added to the end of Section 5.18 of the Credit Agreement to read as follows:

The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote compliance in all material respects with such laws.

(i)	The following clause is hereby added to the end of Section 7.11 of the Credit Agreement to read as follows:

Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or other similar anti-corruption legislation in other jurisdictions.

(j)	The first paragraph of Section 10.02(b) of the Credit Agreement is hereby amended to read as follows:

(b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

(k)	The phrase “arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, telecommunications, electronic or other information systems” appearing in Section 10.02(c) of the Credit Agreement is hereby amended to read as follows:

“arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service or through the Internet”

(l)	Section 10.06(f) of the Credit Agreement is hereby deleted.

(m)	A new Section 10.19 is hereby added to the Credit Agreement to read as follows:

10.19      Electronic Execution of Assignments and Certain Other Documents.

The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

(n)	A new Exhibit 2.06 to the Credit Agreement is hereby added in the form of Exhibit 2.06 attached hereto.

2. Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower and the Required Lenders.

3. Expenses. To the extent required by Section 10.04 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

4. Ratification of Credit Agreement. The Borrower acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.

5. Authority/Enforceability. The Borrower represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Borrower of this Amendment except (a) as have been obtained or made and are in full force and effect, (b) for the authorizations, approvals, actions, notices and filings listed on Schedule 5.03 to the Credit Agreement, (c) filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Administrative Agent for filing or recordation and (d) notices and filings required by law in connection with the exercise of remedies pursuant to the Loan Documents.

(d) The execution and delivery of this Amendment does not (i) contravene the terms of its Organization Documents or (ii) violate any material Law.

6. Representations and Warranties. The Borrower represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it is true and correct in all respects as drafted) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it is true and correct in all respects as drafted) as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8. FATCA Certification. For purposes of determining withholding Taxes imposed under FATCA, from and after the date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

12. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	GREENBRIER LEASING COMPANY, LLC,

an Oregon limited liability company

	By:	/s/ Lorie L.Tekorius

	Name:	Lorie L. Tekorius

	Title:	Senior Vice President and Treasurer

GREENBRIER LEASING COMPANY LLC

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative
Agent

	By:	/s/ Joan Mok

	Name:	Joan Mok

	Title:	Vice President

GREENBRIER LEASING COMPANY LLC

FIRST AMENDMENT TO CREDIT AGREEMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Michael Snook

	Name:	Michael Snook

	Title:	Senior Vice President

UNION BANK, N.A., as a Lender

	By:	/s/ Stephen A. Sloan

	Name:	Stephen A. Sloan

	Title:	Director

DVB BANK SE, as a Lender

	By:	/s/ Joachim Steck

	Name:	Joachim Steck

	Title:	Vice President

	By:	/s/ Jann Gertjegerdes

	Name:	Jann Gertjegerdes

	Title:	Senior Vice President

FIFTH THIRD BANK, as a Lender

	By:	/s/ Andrew J. Valko

	Name:	Andrew J. Valko

	Title:	AVP

GREENBRIER LEASING COMPANY LLC

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF THE WEST, as a Lender

By:	/s/ Dale Parshall

Name:	Dale Parshall

Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Brian T. Fitzgerald

Name:	Brian T. Fitzgerald

Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Robert M. Searson

Name:	Robert M. Searson

Title:	Senior Vice President

CAPITAL ONE EQUIPMENT FINANCE CORP., as a Lender

By

Name:

Title:

GREENBRIER LEASING COMPANY LLC

FIRST AMENDMENT TO CREDIT AGREEMENT

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as a Lender

By:	/s/ Adrienne Molloy

Name:	Adrienne Molloy

Title:	Managing Director

By:	/s/ Marcus Edward

Name:	Marcus Edward

Title:	Managing Director

COLUMBIA BANK, as a Lender

By:	/s/ Kevin N. Meabon

Name:	Kevin N. Meabon

Title:	Senior Vice President

UMPQUA BANK, as a Lender

By:	/s/ Jeffrey Seiler

Name:	Jeffrey Seiler

Title:	Vice President

GREENBRIER LEASING COMPANY LLC

FIRST AMENDMENT TO CREDIT AGREEMENT

Exhibit 2.06

FORM OF NOTICE OF LOAN PREPAYMENT

TO:	Bank of America, N.A., as Administrative Agent

RE:	Credit Agreement dated as of March 20, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among GREENBRIER LEASING COMPANY LLC, an Oregon limited liability company (the “Borrower”), the Lenders party thereto and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the lenders from time to time party to the Credit Agreement.

DATE:	[Date]

The Borrower hereby notifies the Administrative Agent that on                      pursuant to the terms of Section 2.06 of the Credit Agreement, the Borrower intends to prepay the following Loans as more specifically set forth below:

☐	Voluntary prepayment in the following amount(s):

☐	Eurocurrency Rate Loans: $

Applicable Interest Period:

☐	Base Rate Loans: $

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

GREENBRIER LEASING COMPANY LLC,

By:

Name:

Title: